UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026 (October 16, 2026)

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Palo Alto Square, Suite 200,
3000 El Camino Real,
Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 785-7171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, CXApp Inc. (the “Company”) has sold and issued to Avondale Capital, LLC (“Avondale”) certain pre-paid purchases (the “Pre-Paid Purchases”) pursuant to (i) a Securities Purchase Agreement, dated March 26, 2025, between the Company and Avondale, providing for the issuance and sale of Pre-Paid Purchases up to an aggregate purchase amount of $20,000,000 (the “2025 Purchase Agreement”), and (ii) a Securities Purchase Agreement, dated March 27, 2026, between the Company and Avondale, providing for the issuance and sale of Pre-Paid Purchases up to an aggregate purchase amount of $40,000,000 (the “2026 Purchase Agreement” and, together with the 2025 Purchase Agreement, the “Purchase Agreements”). Under the Pre-Paid Purchases, Avondale may, at its option, require the Company to issue shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in satisfaction of all or part of the outstanding balance of the applicable Pre-Paid Purchase.

On October 21, 2026, the Company and Avondale entered into a Standstill Agreement (the “Standstill Agreement”), pursuant to which, for a period of 90 days (the “Standstill Period”), Avondale has agreed not to make any purchases under the terms of any outstanding Pre-Paid Purchase on any trading day unless, on such trading day, (a) the Common Stock has traded at a price of at least 110% of the “Minimum Price” (as defined in Nasdaq Listing Rule 5635(d)) and (b) the trading volume of the Common Stock is at least $250,000 (together, the “Purchase Conditions”).

The standstill will terminate immediately upon any breach by the Company of the Standstill Agreement or the related transaction documents. Upon termination or expiration of the Standstill Period, Avondale may resume purchases in accordance with the terms of the Pre-Paid Purchases, which could result in the issuance of additional shares of Common Stock and dilution to the Company’s existing stockholders. The Standstill Agreement does not waive any existing event of default under the Pre-Paid Purchases, and the Pre-Paid Purchases otherwise remain in full force and effect.

The foregoing description of the Standstill Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Standstill Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Between August 24, 2026 and October 21, 2026, the Company issued an aggregate of 214,072 shares of Common Stock to Avondale under Pre-Paid Purchase #4, dated as of December 30, 2025, which was entered into pursuant to the 2025 Purchase Agreement. The shares of Common Stock were issued at a price between $1.743651 and $4.3498 per share. The offer and sale of these shares of Common Stock was made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 8.01	Other Events.

Share Repurchase Program

On October 21, 2026, the Company’s Board of Directors (the “Board”) authorized a share repurchase program under which the Company may repurchase shares of its outstanding Common Stock for an aggregate purchase price of up to $1,000,000 (the “Repurchase Program”). Repurchases under the Repurchase Program may be made from time to time through open-market purchases, privately negotiated transactions or other lawful means, and in a manner intended to comply with the applicable law. The timing, amount, price and manner of any repurchases will be determined by management in its discretion and will depend on a variety of factors, including market conditions, the Company’s financial position, liquidity and capital requirements, applicable legal requirements, and any limitations contained in the Company’s financing arrangements.

The Repurchase Program has no expiration date and will continue until the authorized amount has been utilized or until the Board modifies, suspends or terminates it. The Repurchase Program does not obligate the Company to acquire any particular number of shares of Common Stock and may be modified, suspended or discontinued at any time without prior notice.

Press Release

On October 22, 2026, the Company issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Repurchase Program, including the amount and timing of any repurchases; the Standstill Agreement and its effects on potential future issuances of Common Stock; the Company’s operating efficiency initiative and its goal of achieving positive operating cash flow by the third quarter of 2027; expectations with respect to future performance of the Company; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; the Company’s ability to achieve positive operating cash flow by the third quarter of 2027 and realize anticipated cost savings; potential dilution resulting from the Pre-Paid Purchases, including on trading days on which the Purchase Conditions are satisfied and following the expiration or termination of the Standstill Agreement; the amount and timing of any share repurchases and the availability of funds to effect any such repurchases; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Standstill Agreement, dated October 21, 2026, by and between CXApp Inc. and Avondale Capital, LLC.
99.1	Press release issued by CXApp Inc. on October 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: October 22, 2026	By:	/s/ Khurram P. Sheikh
	Name:	Khurram P. Sheikh
	Title:	Chairman and Chief Executive Officer

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